Exhibit 99.1 Enozertinib (ORIC-114) Program Update December 6, 2025

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding ORIC Pharmaceuticals, Inc.’s (“ORIC”, “we”, “us” or “our”) future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. Forward-looking statements contained in this presentation also include, but are not limited to, statements regarding: the potential best-in-class profile of enozertinib (ORIC-114), including antitumor activity that exceeds competitor benchmarks; our development plans and timelines; the potential advantages of enozertinib; plans for the clinical trials and development of enozertinib and ORIC-944; enozertinib clinical outcomes, which may materially change as patient enrollment continues or more patient data becomes available; the expected timing of reporting data from our clinical trials; our anticipated milestones and clinical updates; and the period over which we estimate our existing cash and investments will be sufficient to fund our current operating plan. 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In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Except as required by law, we undertake no obligation to update any statements in this presentation for any reason after the date of this presentation. We have filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation discusses our product candidates that are under preclinical or clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of our product candidates for the therapeutic use for which they are being studied. 2

Enozertinib Program Update Agenda • Executive Summary • Preclinical Differentiation • ESMO Asia Clinical Highlights – 2L EGFR exon 20 – 1L EGFR exon 20 – Pretreated EGFR PACC • 1L EGFR PACC (Preliminary Data) • Executive Summary and Next Steps ORIC Participants • Jacob Chacko, Chief Executive Officer • Lori Friedman, Chief Scientific Officer • Pratik Multani, Chief Medical Officer • Dominic Piscitelli, Chief Financial Officer • Matt Panuwat, Chief Business Officer • Keith Lui, SVP Commercial and Medical Affairs 3

Executive Summary

Enozertinib Establishes Potential Best-in-Class Profile in EGFR-Mutated NSCLC

- Systemic activity in 2L EGFR exon 20 and pretreated EGFR PACC exceeds competitor benchmarks
- Highly competitive preliminary 1L systemic activity, with 67% ORR in EGFR exon 20 and 80% ORR in EGFR PACC
- Convincing 1L CNS activity, with 100% intracranial ORR in EGFR exon 20 and 100% intracranial ORR in EGFR PACC, including in patients with active brain metastases
- Competitive safety profile, with no significant off-target toxicity and manageable on-target toxicity, resulting in low rate of discontinuations
- 80 mg once-daily selected as recommended dose for potential Phase 3 development
- Enrollment and follow-up continues in 1L EGFR exon 20 and 1L EGFR PACC with next update expected mid-2026, ahead of potential initiation of Phase 3 trial(s) (1)

ORIC

Source: John et al. ESMO Asia (2025), Hong et al. ESMO Asia (2025), and ORIC data on file.
(1) Enrollment in HER2 exon 20 has been completed with no further development planned in this patient population.

5

Enozertinib Is Pursuing a Significant Commercial Opportunity Across Patient Populations that Lack an Approved CNS Active Agent

Estimated Enozertinib Commercial Opportunity (US Only)


Estimated Annual Incidence in the US
10,000
8,000
6,000
4,000
2,000
0
4,000 patients
5,000 patients
EGFR Exon 20
EGFR PACC

- ~9,000 patients (~5% of NSCLC) diagnosed annually
- EGFR exon 20 mutant NSCLC: no approved CNS-active therapies
- EGFR PACC mutant NSCLC: no approved therapies

Potential commercial opportunity of ~$3.0 to $3.5 billion in the US annually

Enozertinib has the potential to address ~9,000 patients with NSCLC annually, representing a commercial opportunity of ~$3.0 to $3.5 billion in the US alone

ORIC

Source: American Cancer Society Cancer Facts & Figures 2025, Heymach et al. WCLC (2018), and Robichaux et al. Nature (2021).
Note: Estimated addressable market assumes 11.4-month treatment duration for EGFR exon 20 based on Girard et al. N Engl J Med (2023), 16.0-month treatment duration based on Le et al. WCLC (2025), and current price of tyrosine kinase inhibitors for NSCLC.

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Best-in-Class Profile Yet to Emerge in Treatment Landscape for NSCLC Patients Harboring EGFR Exon 20 and EGFR PACC Mutations What is a Best-In-Class Target Product Profile for an EGFR Exon 20 and EGFR PACC Inhibitor? q Manageable on-target toxicities (e.g., GI and skin) Safety / q No significant off-target toxicities (e.g., cardiac, hematologic and liver) Tolerability q Low rate of treatment discontinuations q Strong systemic antitumor activity Systemic and CNSq Treatment of active brain metastases Activity q Prevention of CNS progression Durability of q Strong systemic and CNS activity with a manageable safety profile Response translates to differentiated long-term clinical benefit There remains an unmet need for a highly selective EGFR inhibitor that is also brain-penetrant to effectively treat and prevent intracranial disease 7

High Burden of CNS Disease in NSCLC Patients with EGFR Mutations Leads to Disease Progression and Limited Survival with Current Therapies

CNS Disease Highly Prevalent in EGFR Mutated NSCLC…

Initial Diagnosis

~30% of patients have known CNS disease at diagnosis [1]



Disease Progression on Treatment



~50% of patients eventually develop brain metastases, often as the first site of progression [2]

…And Patients With CNS Metastases Derive Limited Benefit From Non-CNS-Active Drugs

Mobocertinib [3]

Median Progression Free Survival



Patients Without Baseline CNS Mets
8.1 months
Patients With Baseline CNS Mets
3.7 months

Amivantamab + Chemotherapy [4]

Risk of Progression or Death vs. Control Arm



Patients Without History of Brain Mets
67% Risk Reduction
Patients With History of Brain Mets
37% Risk Reduction

An effective, brain-penetrant therapy can potentially drive long-term outcomes and extend survival through durable CNS control

ORIC

(1) Patil et al. Clin Lung Cancer (2021). (2) Wilcox et al. Ann Oncol. (3) Janne et al. ASCO (2019) and Ramalingam et al. ASCO (2021). (4) Girard et al. ESMO Presentation (2023).

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Enozertinib Phase 1b Data Establishes Potential Best-in-Class Profile in EGFR Exon 20 and PACC Mutated NSCLC

Enozertinib Updated Phase 1b Data Highlights

Previously Treated

2L EGFR Exon 20


ORR
Enozertinib
45%
Benchmark ORR
40%

Median 3L EGFR PACC


ORR
Enozertinib
36%
Benchmark ORR
22%

Treatment-Naïve (1L)

1L EGFR Exon 20 (Preliminary Data)


ORR
Enozertinib
67%
Intracranial ORR
Enozertinib
100%

1L EGFR PACC (Preliminary Data)


ORR
Enozertinib
80%
Intracranial ORR
Enozertinib
100%

Enozertinib data in previously treated patients with EGFR exon 20 and PACC mutations exceed competitor benchmarks; preliminary 1L systemic and intracranial activity establishes potential best-in-class profile

ORIC

Source: John et al. ESMO Asia (2025), Hong et al. ESMO Asia (2025), and ORIC data on file. Benchmark ORR: Piotrowska et al. J Clin Oncol (2025) and Udagawa et al. WCLC (2025).

Note: All data in previously treated patients represent confirmed ORR. All data in 1L patients represent best ORR, due to preliminary nature of data. 1L EGFR exon 20 intracranial ORR data in all patients with measurable CNS disease by BICR-RANO and 1L EGFR PACC intracranial ORR data in all patients with measurable CNS disease by investigator assessment using RECIST.

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Preclinical Differentiation

Enozertinib Is a Promising Candidate for NSCLC Patients with EGFR Exon 20 and PACC Mutations, Including Those with Brain Metastases Enozertinib Target Candidate Profile Differentiated Profile Validated in Phase 1b in Patients with • Strong potency against EGFR exon 20 and EGFR Exon 20 and PACC Mutations atypical mutations; superior to competitors • Tumor regressions in multiple in vivo models Robust Mutant Potency • Exquisite selectivity with limited potential for off-target activity ü Potency → responses in breadth of • Kinome selectivity superior to competitors Exquisite Selectivity EGFR mutants ü Selectivity → minimized off-target tox • High unbound (free) brain exposures in vivo ü Brain-penetrance → robust • Substantial tumor regression in intracranial intracranial responses efficacy studies Highly Brain Penetrant Enozertinib is a potential best-in-class inhibitor of EGFR exon 20 and PACC mutations, with superior potency and selectivity, and excellent brain-penetrance driving intracranial responses 11

Enozertinib Best-in-Class Potency Across Breadth of EGFR Exon 20 and Atypical Mutations

In Vitro Potency Comparison



Enozertinib
Zipalertinib
Firmonertinib
Silevertinib
EC50 (nM)
>100
100
80
60
40
20
Classical
L858R
del19
Exon 20 Insertion
763_FQEA
769_ASV
770_NPG
770_SVD
773_NPH
Atypical PACC
E709A
E709K
L718Q
L718V
G719A
G719C
G719S
G724S
L747P
L747S
S768I
E709A/ G719S
G719A/ L861Q
del19 / L792H
del19 / G796S
L858R / L718V
L858R / L718Q
Atypical Other
M277E
A289V
A289T
L861Q

Enozertinib displays superior potency across EGFR exon 20 and atypical mutations in vitro, including PACC singleton and complex mutations

ORIC

Source: Junttila et al. Cancer Research 2025.

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Enozertinib Was Designed to Selectively Target EGFR with High Potency Against Exon 20 and Atypical Mutations

Kinome Selectivity Comparison

Enozertinib


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Zipalertinib


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Firmonertinib


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Silevertinib


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Off-target Wildtype Kinases Inhibited ≥80% at 1 μM			
Enozertinib	Zipalertinib	Firmonertinib	Silevertinib
0	7	4	25

Enozertinib has demonstrated an exquisitely clean kinome panel, mitigating the potential for off-target toxicities

Source: Junttila et al. Cancer Research 2025.
Note: Kinase binding profiles across 468 kinases at 1 μM assessed using KINOMEscan. Red circles indicate kinases impacted within 10% of control. Table reports the number of off-target (non-EGFR/HER2) wildtype kinases inhibited 80% or more.

13

Superior Brain Penetration of Enozertinib Differentiates from Comparator Agents Enozertinib Exhibits High Ratio of Free (Unbound) Enozertinib CNS Efficacy vs. Mobocertinib in Intracranial Brain/Plasma Exposure in Mice NSCLC EGFR Mutant In Vivo Model 9 10 10 Vehicle 8 10 1 7 10 0.1 Mobocertinib 6 (30 mg/kg QD) 10 0.01 5 10 Enozertinib (2.5 mg/kg QD) BQL 4 10 0.001 0 5 10 15 Osimertinib Mobocertinib Zipalertinib Enozertinib Days After Treatment Enozertinib preclinical profile demonstrates superior CNS properties and strong tumor regressions in an intracranial NSCLC model, with potential to treat patients with brain metastases and delay CNS progression Source: Junttila et al. Cancer Research 2025. Note: BQL – below quantifiable limits. 14 Bioluminescence (photons/sec)

ESMO Asia Clinical Highlights EGFR Exon 20 Mutant NSCLC

Enozertinib Phase 1b Trial Enrolled Patients with Previously Treated and Treatment-Naïve NSCLC with EGFR Exon 20 Mutations

Enozertinib Phase 1b Trial Design in EGFR Exon 20 Mutations

Key Eligibility Criteria:

- Locally advanced or metastatic NSCLC with EGFR exon 20 mutation
- Untreated, stable, asymptomatic brain metastases allowed
- Treatment-naïve or received 1L platinum-based chemotherapy


2L post-chemotherapy
Patients with advanced NSCLC and EGFR exon 20 mutation
1:1 Randomization
Enozertinib 80 mg QD
Enozertinib 120 mg QD
1L treatment-naïve
Patients with advanced NSCLC and EGFR exon 20 mutation
Enozertinib 120 mg QD
Enozertinib 80 mg QD
Primary endpoint:
Selection of recommended phase 2 dose (RP2D)
Secondary endpoints:
Investigator assessed objective response rate (ORR)
BICR-RANO CNS response (1L)
Safety

Enrolled 1L and 2L NSCLC patients with EGFR exon 20 mutations, including those with active untreated brain metastases

ORIC

Note: Tumor restaging, including with brain MRI, performed at 4 weeks and every 8 weeks thereafter. BICR – blinded independent central review; QD – once-daily.

16

Phase 1b Trial Patient Demographics and Baseline Characteristics 2L post-chemotherapy, advanced NSCLC with EGFR exon 20 mutations 80 mg 120 mg (n=24) (n=21) Age, years, median (range) 63 (44-75) 70 (28-86) Female, n (%) 17 (71) 16 (76) Non-smoker, n (%) 22 (92) 21 (100) Race: Asian / White / Other, % 42 / 50 / 8 57 / 43 / 0 ECOG performance: 0 / 1, % 29 / 71 19 / 81 Brain metastases at baseline*, n (%) 10 (42) 7 (33) Prior chemotherapy 24 (100) 21 (100) † Prior EGFR targeted therapies 0 2 (10) 38% of 2L patients had brain metastases at study entry, including those with active CNS disease Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. * Patients with brain metastases at study entry, including active brain metastases. † One patient each received prior erlotinib or afatinib. 17

Enozertinib Has Been Generally Well Tolerated Despite Enrolling Heavily-Pretreated Patients and a Less Stringent Enrollment Criteria for Baseline CNS Disease

2L post-chemotherapy, advanced NSCLC with EGFR exon 20 mutations

Event, n (%)	80 mg (n=24)	120 mg (n=21)
TRAEs Grade ≥3	10 (42)	7 (33)
Dose reduction due to TRAE	8 (33)	12 (57)
Discontinued due to TRAE	3 (13)	0

- Well tolerated safety profile with TRAEs predominantly Grades 1-2
- One Grade 4 TRAE (pneumonitis at 120 mg); no Grade 5 TRAEs
- No significant off-target toxicities (e.g., cardiac, hematologic and liver)
- Low rate of discontinuations due to TRAEs

Treatment-Related Adverse Events (TRAEs) in ≥20% of Patients

Event, n (%)	80 mg (n=24)		120 mg (n=21)	
Preferred term, n (%)	**Grade 1-2**	**Grade 3**	**Grade 1-2**	**Grade 3**
Diarrhea	19 (79)	2 (8)	12 (57)	5 (24)
Paronychia	20 (83)	0	14 (67)	0
Stomatitis	10 (42)	0	12 (57)	1 (5)
Dermatitis acneiform	9 (38)	1 (4)	4 (19)	0
Rash	9 (38)	1 (4)	12 (57)	1 (5)
Nausea	8 (33)	0	9 (43)	0
Decreased appetite	6 (25)	0	6 (29)	0
Mucosal inflammation	6 (25)	0	3 (14)	0
Alopecia	6 (25)	0	5 (24)	0
Dysgeusia	8 (33)	0	2 (10)	0

Enozertinib was generally well tolerated with mainly Grade 1 or 2 adverse events and no significant off-target toxicities; 80 mg cohort experienced lower rate of dose reductions compared to 120 mg cohort

ORIC

Source: John et al. ESMO Asia (2025).
Note: Data as of August 29, 2025.

18

Enozertinib Achieved Robust Circulating Tumor DNA (ctDNA) Responses 2L post-chemotherapy, advanced NSCLC with EGFR exon 20 mutations Patients with Available ctDNA (n=25) 40 80 mg 120 mg 20 0 • ctDNA clearance rate of 69% (11/16) at 80 -20 mg and 67% (6/9) at 120 mg -40 -60 -80 -100 Enozertinib achieved robust ctDNA responses across doses in 2L NSCLC patients with EGFR exon 20 mutations Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. ctDNA assessed with Guardant360 Liquid assay. Clearance is defined as change from detected to undetected EGFR exon 20 in plasma after one treatment cycle and is shown as -100% on waterfall plot. 19 C2D1 – cycle 2 day 1, day 29. Change From Baseline to C2D1 in EGFR Ex20ins ctDNA, %

Enozertinib Achieved Strong Antitumor Activity, Including in Patients with CNS Disease at Baseline

2L post-chemotherapy, advanced NSCLC with EGFR exon 20 mutations

Evaluable Population (1)	80 mg (n=20)
Best ORR,† % [95% CI]	**45** [23, 69]
Confirmed ORR, % [95% CI]	**45** [23, 69]
Partial response, n (%)	9 (45)
Stable disease, n (%)	11 (55)
Progressive disease, n (%)	0
Disease control rate (CR + PR + SD), % [95% CI]	**100** [83, 100]
With CNS disease at baseline,‡ % (n)	**40** (8)
Best ORR,† % [95% CI]	**38** [9, 76]
Confirmed ORR, % [95% CI]	**38** [9, 76]
Partial response, n (%)	3 (38)
Stable disease, n (%)	5 (63)
Progressive disease, n (%)	0
Disease control rate (CR + PR + SD), % [95% CI]	**100** [63, 100]


80 mg (n=20)
Change From Baseline in Target Lesions, %
20
0
-20
-40
-60
-80
-100
* Patients with brain metastases at study entry, including active brain metastases

Enozertinib demonstrates strong systemic and CNS antitumor activity in 2L NSCLC patients with EGFR exon 20 mutations

ORIC

Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. Percentages in the table may not total 100% due to rounding. CR – complete response; PR – partial response; SD – stable disease. (1) Reported in the evaluable population which includes participants who have received ≥1 dose, have ≥1 measurable lesion at baseline, and have had the opportunity for ≥3 postbaseline scans. † Best objective response rate includes both confirmed and unconfirmed responses. ‡ CNS disease at baseline includes patients with brain metastases at study entry, including active brain metastases.

20

£ * £ £ £ £ £ £ £ £ £ * * * * * * * * Tumor Responses on Enozertinib Were Generally Achieved Early, and Most Patients Remain on Treatment 2L post-chemotherapy, advanced NSCLC with EGFR exon 20 mutations CNS Disease at Baseline Confirmed PR Start £ Treatment Ongoing 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 Time on Treatment, wks • Responses generally occur by 4 weeks, but tumor regression continues over time, with late responses seen after 4+ months on treatment • Median follow-up of 30.3 weeks; 67% (6/9) of responders remain on treatment Progression-free survival and duration of response data are immature; 67% of responders are still on treatment Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. 21 80 mg QD (n=20)

Enozertinib Phase 1b Trial Enrolled Patients with Previously Treated and Treatment-Naïve NSCLC with EGFR Exon 20 Mutations

Enozertinib Phase 1b Trial Design in EGFR exon 20 Mutations

Key Eligibility Criteria:

- Locally advanced or metastatic NSCLC with EGFR exon 20 mutation
- Untreated, stable, asymptomatic brain metastases allowed
- Treatment-naïve or received 1L platinum-based chemotherapy


2L post-chemotherapy
Patients with advanced NSCLC and EGFR exon 20 mutation
1:1 Randomization
Enozertinib 80 mg QD
Enozertinib 120 mg QD
1L treatment-naïve
Patients with advanced NSCLC and EGFR exon 20 mutation
Enozertinib 120 mg QD
Enozertinib 80 mg QD
Primary endpoint:
Selection of recommended phase 2 dose (RP2D)
Secondary endpoints:
Investigator assessed objective response rate (ORR)
BICR-RANO CNS response (1L)
Safety

Enrolled 1L and 2L NSCLC patients with EGFR exon 20 mutations, including those with active untreated brain metastases

ORIC

Note: Tumor restaging, including with brain MRI, performed at 4 weeks and every 8 weeks thereafter. BICR – blinded independent central review; QD – once-daily.

22

Phase 1b Trial Patient Demographics and Baseline Characteristics 1L treatment-naïve, advanced NSCLC with EGFR exon 20 mutations 80 mg 120 mg (n=18) (n=15) Age (years), median (range) 72 (43-95) 66 (48-82) Female, n (%) 13 (72) 11 (73) Non-smoker, n (%) 18 (100) 15 (100) Race: Asian / White / Other, % 17 / 78 / 6 20 / 73 / 7 ECOG performance: 0 / 1, % 39 / 61 40 / 60 Brain metastases at baseline*, n (%) 5 (28) 8 (53) Prior chemotherapy 0 0 Prior EGFR targeted therapies 0 0 39% of 1L patients had brain metastases at study entry, including those with active CNS disease Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. Percentages in the table may not total 100% due to rounding. * Patients with brain metastases at study entry, including active brain metastases. 23

Enozertinib Has Been Generally Well Tolerated Despite Less Stringent Enrollment Criteria for Baseline CNS Disease

1L treatment-naïve, advanced NSCLC with EGFR exon 20 mutations

Event, n (%)	80 mg (n=18)	120 mg (n=15)
TRAEs Grade ≥3	4 (22)	9 (60)
Dose reduction due to TRAE	3 (17)	12 (80)
Discontinued due to TRAE	2 (11)	0

- Well tolerated safety profile with TRAEs predominantly Grades 1-2
- No significant off-target toxicities (e.g., myelosuppression, QTc prolongation, hepatotoxicity)
- Low rate of discontinuations due to TRAEs
- Higher rate of dose reductions at 120 mg (80%) vs 80 mg (17%)
  - 58% of reductions at 120 mg dose by ~8 weeks (2 cycles)

Treatment-Related Adverse Events (TRAEs) in ≥20% of Patients

Event, n (%)	80 mg (n=18)		120 mg (n=15)	
Preferred term, n (%)	Grade 1-2	Grade 3	Grade 1-2	Grade 3
Diarrhea	15 (83)	2 (11)	9 (60)	1 (7)
Paronychia	8 (44)	0	11 (73)	1 (7)
Stomatitis	7 (39)	1 (6)	4 (27)	0
Dermatitis acneiform	5 (28)	0	4 (27)	6 (40)
Rash	4 (22)	1 (6)	2 (13)	1 (7)
Nausea	6 (33)	0	3 (20)	0
Pruritis	4 (22)	0	3 (20)	0
Mucosal inflammation	4 (22)	0	5 (33)	1 (7)
Dry skin	1 (6)	0	6 (40)	0
Alopecia	1 (6)	0	8 (53)	0
Rash maculo-papular	5 (28)	0	2 (13)	0

High rate of dose reductions in 120 mg cohort led to subsequent cohort of patients being dosed at 80 mg QD

ORIC

Source: John et al. ESMO Asia (2025).
Note: Data as of August 29, 2025.

24

Enozertinib Achieved Robust ctDNA Responses 1L treatment-naïve, advanced NSCLC with EGFR exon 20 mutations Patients with Available ctDNA (n=14) 40 80 mg 120 mg 20 0 • ctDNA clearance rate of 71% (10/14) -20 -40 -60 -80 -100 Enozertinib achieved robust ctDNA responses in 1L NSCLC patients with EGFR exon 20 mutations Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. ctDNA assessed with Guardant360 Liquid assay. Clearance is defined as change from detected to undetected EGFR exon 20 in plasma after one treatment cycle and is shown as -100% on waterfall plot. 25 C2D1 – cycle 2 day 1, day 29. Change From Baseline to C2D1 in EGFR Ex20ins ctDNA, %

Enozertinib Achieved Strong Antitumor Activity, Including in Patients with CNS Disease at Baseline

1L treatment-naïve, advanced NSCLC with EGFR exon 20 mutations

Systemic Objective Response Rate

Evaluable Population (1)	120 mg (n=15)
Best ORR,† % [95% CI]	**67** [38, 88]
Confirmed ORR, % [95% CI]	**60** [32, 84]
Partial response, n (%)	9 (60)
Stable disease, n (%)	5 (33)
Progressive disease, n (%)	1 (7)
Disease control rate (CR + PR + SD), % [95% CI]	**93** [68, 100]

Best % Change in Lesions in Patients Receiving 120 mg Dose (n=15)



Change From Baseline in Target Lesions, %
20
0
-20
-40
-60
-80
-100
* Patients with brain metastases at study entry, including active brain metastases

- Initial cohort of efficacy evaluable patients were treated at 120 mg; given 80% dose reduction rate, most patients effectively received 80 mg
- Subsequent cohort of patients were treated at 80 mg; follow-up is still in progress

Enozertinib demonstrates strong ORR and disease control in 1L NSCLC patients with EGFR exon 20 mutations

ORIC

Source: John et al. ESMO Asia (2025).
Note: Data as of August 29, 2025. CR – complete response; PR – partial response; SD – stable disease. (1) Reported in the evaluable population which includes participants who have received ≥1 dose, have ≥1 measurable lesion at baseline, and have had the opportunity for ≥3 postbaseline scans. † Best objective response rate includes both confirmed and unconfirmed responses.

26

£ £ £ £ * £ £ £ £ £ £ £ ** **** ** Tumor Responses on Enozertinib Were Generally Achieved Early and the Vast Majority of Patients Remain on Treatment 1L treatment-naïve, advanced NSCLC with EGFR exon 20 mutations • Initial cohort of efficacy evaluable patients were treated at 120 mg; given 80% dose reduction rate, most patients effectively received 80 mg • Subsequent cohort of patients were treated at 80 mg; follow-up is still in progress CNS Disease at Baseline Confirmed PR Start Unconfirmed PR Start £ Treatment Ongoing 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 Time on Treatment, wks • Responses generally occur by 4 weeks, but tumor regression continues over time, with late responses seen after 4+ months on treatment • Median follow-up of 32.6 weeks; 80% (8 of 10) of responders are still on treatment 80% of responders are still on therapy, most at a reduced 80 mg dose; all subsequent enrollment was at 80 mg, with follow-up in progress Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. 27 120 mg QD (n=15)

Enozertinib Achieved Strong CNS Antitumor Activity as Measured by BICR-RANO

1L treatment-naïve, advanced NSCLC with EGFR exon 20 mutations

CNS Response†	120 mg (n=7) (1)
Best ORR,‡ % [95% CI]	**71** [29, 96]
Confirmed ORR, % [95% CI]	**71** [29, 96]
Complete response, n (%)	2 (29)
Partial response, n (%)	3 (43)
Stable disease, n (%)	0
Progressive disease, n (%)	2 (29)
Disease control rate (CR + PR + SD), % [95% CI]	**71** [29, 96]

- 3 patients with measurable CNS disease:
  - 100% confirmed intracranial ORR
- 4 patients with non-measurable CNS disease:
  - 2 confirmed complete responses

Best % Change in CNS Lesions in Patients Receiving 120 mg Dose (n=7)



Change From Baseline in Target Lesions, %
20
0
-20
-40
-60
-80
-100
#
#
#
#
CNS non-target lesions with PD
**
**
**
** Patients with measurable CNS disease
# Patients with active brain metastases
CNS non-target lesions with CR

Strong CNS ORR (100% in measurable CNS disease by BICR-RANO), including in patients with active brain metastases, showcases enozertinib's CNS activity and positions it favorably for future clinical development in 1L NSCLC patients with EGFR exon 20

ORIC

Source: John et al. ESMO Asia (2025). (1) One patient was deemed not evaluable by blinded independent central review (BICR). † Per RANO by BICR. ‡ Best objective response rate includes both confirmed and unconfirmed responses.
Note: Data as of August 29, 2025. Percentages in the table may not total 100% due to rounding. CR – complete response; PR – partial response; SD – stable disease. Measurable disease includes patients with target lesions ≥1 cm in diameter.

28

Complete Intracranial and Partial Systemic Responses in a Treatment-Naïve EGFR Exon 20 Mutant NSCLC Patient With Active CNS Metastases Patient: 60-year-old female Prior Therapy: None CNS Metastases at Baseline: 5 active non-target lesions (no prior radiation or surgery) Enozertinib Dose: 120 mg oral, once-daily Systemic Response: Partial response after Cycle 1 Baseline End of Cycle 1 (47% reduction) CNS Response: Complete response after Cycle 1 (disappearance of all 5 CNS lesions) Treatment-Related Adverse Events: Grade 1 paronychia, Grade 2 mucositis, dose reduced to 80 mg for Grade 3 palmar erythrodysesthesia Duration of Treatment: Cycle 6 (ongoing at data cutoff) Baseline End of Cycle 1 Enozertinib demonstrated robust systemic activity and complete intracranial response in a patient with active brain metastases Source: John et al. ESMO Asia (2025). Note: Data as of August 29, 2025. 29

ESMO Asia Clinical Highlights Previously Treated EGFR PACC NSCLC

Enozertinib Phase 1b Trial Enrolled Patients with Previously Treated NSCLC with EGFR Atypical Mutations

Enozertinib Phase 1b Trial Design and Patient Demographics in EGFR Atypical Mutations

Key Eligibility Criteria:

- Locally adv. or met. NSCLC with EGFR atypical mutation
  - PACC, Classical-like, del19 non-PACC
  - Single and compound mutations
- Untreated, stable, asymptomatic brain metastases allowed
- Prior therapies allowed, including chemotherapy and prior EGFR TKI (e.g., afatinib, osimertinib)

1:1

Enozertinib 80 mg QD

Enozertinib 120 mg QD

Primary endpoint:

- Selection of recommended phase 2 dose (RP2D)

Secondary endpoints:

- Investigator assessed objective response rate (ORR)
- Safety

Patient Characteristic	80 mg (n=25)	120 mg (n=22)
Age (years), median (range)	65 (37-84)	66 (37-76)
Female, n (%)	16 (64)	16 (73)
Non-smoker, n (%)	25 (100)	22 (100)
Race: Asian / White / Other, %	64 / 32 / 4	64 / 32 / 5
ECOG performance: 0 / 1, %	28 / 72	36 / 64
Brain metastases at baseline*, n (%)	14 (56)	12 (55)
Median prior therapies, n	2	2
Prior chemotherapy, n (%)	12 (48)	11 (50)
Prior immunotherapy, n (%)	5 (20)	4 (18)
Prior EGFR targeted therapy, n (%)	21 (84)	17 (77)
PACC mutation, n (%)	12 (48)	13 (59)

55% of previously treated patients had brain metastases at study entry, including those with active CNS disease

ORIC

Source: Hong et al. ESMO Asia (2025).
Note: Data as of August 29, 2025. * CNS disease at baseline includes patients with brain metastases at study entry, including active brain metastases.

31

Enozertinib Has Been Generally Well Tolerated Despite More Heavily-Pretreated Patients and Less Stringent Enrollment Criteria for Prior Therapy and Baseline CNS Disease

Previously treated, advanced NSCLC with EGFR atypical mutations

Event, n (%)	80 mg (n=25)	120 mg (n=22)
TRAEs Grade ≥3	7 (28)	8 (36)
Dose reduction due to TRAE	5 (20)	15 (68)
Discontinued due to TRAE	0	0

- Well tolerated safety profile with TRAEs predominantly Grades 1-2
- No Grade 4 or 5 TRAEs
- No significant off-target toxicities (e.g., myelosuppression, QTc prolongation, hepatotoxicity)
- No discontinuations due to TRAEs
- Higher rate of dose reductions at 120 mg (68%) vs. 80 mg (20%)
  - 80% of dose reductions at 120 mg dose down to 80 mg occurred before ~8 weeks on treatment (2 cycles)

Treatment-Related Adverse Events (TRAEs) in ≥20% of Patients

Event, n (%)	80 mg (n=25)		120 mg (n=22)	
Preferred term, n (%)	**Grade 1-2**	**Grade 3**	**Grade 1-2**	**Grade 3**
Diarrhea	12 (48)	2 (8)	14 (64)	3 (14)
Paronychia	12 (48)	0	13 (59)	1 (5)
Stomatitis	10 (40)	0	10 (45)	1 (5)
Dermatitis acneiform	8 (32)	0	8 (36)	0
Rash	8 (32)	0	4 (18)	0
Nausea	3 (12)	0	7 (32)	0
Pruritis	5 (20)	1 (4)	5 (23)	0
Mucosal inflammation	4 (16)	0	4 (18)	2 (9)

80 mg dose generally well tolerated;
given high rate of dose reductions at 120 mg dose, most patients received an effective dose of 80 mg QD

ORIC

Source: Hong et al. ESMO Asia (2025).
Note: Data as of August 29, 2025.

32

Enozertinib Achieved Strong Antitumor Activity, Including in Patients with CNS Disease at Baseline

Previously treated (median 3L), advanced NSCLC with EGFR PACC mutations

Efficacy Evaluable Population [(1)]	Effective Dose 80 mg (n=22)
Best ORR,‡ % [95% CI]	**36** [17, 59]
Confirmed ORR, % [95% CI]	**36** [17, 59]
Partial response, n (%)	8 (36)
Stable disease, n (%)	12 (55)
Progressive disease, n (%)	2 (9)
Disease control rate (CR + PR + SD), % [95% CI]	**91** [71, 99]
With CNS disease§ at baseline, % (n)	**59** (13)
Best ORR,‡ % [95% CI]	**31** [9, 61]
Confirmed ORR, % [95% CI]	**31** [9, 61]
Partial response, n (%)	4 (31)
Stable disease, n (%)	7 (54)
Progressive disease, n (%)	2 (15)
Disease control rate (CR + PR + SD), % [95% CI]	**85** [55, 98]

Best % Change in Lesions in Patients Receiving 80 mg Effective Dose (n=22)



Change From Baseline in Target Lesions, %
40
20
0
-20
-40
-60
-80
-100
* Patients with brain metastases at study entry, including active brain metastases

Enozertinib demonstrates strong systemic and CNS antitumor activity in a median 3L EGFR PACC mutant NSCLC patient population, 59% of which had brain metastases at study entry

ORIC

Source: Hong et al. ESMO Asia (2025). Note: Data as of August 29, 2025. CR – complete response; PR – partial response; SD – stable disease. (1) Reported in the efficacy evaluable population which includes participants who have received ≥1 dose, have ≥1 measurable lesion at baseline, and have had the opportunity for ≥3 postbaseline scans. † 22 patients were efficacy evaluable and received an effective dose of 80 mg: in the 80 mg cohort n=12 patients were efficacy evaluable; of the efficacy evaluable patients in the 120 mg cohort, 77% (n=10) required an early dose reduction to 80 mg. ‡ Best objective response rate includes both confirmed and unconfirmed responses. § CNS disease at baseline includes patients with brain metastases at study entry, including active brain metastases.

33

£ £ * £ £ £ £ £ £ £ £ ££ * ** ** *** *** ** Tumor Responses on Enozertinib Were Generally Achieved Early, and Most Patients Remain on Treatment Previously treated (median 3L), advanced NSCLC with EGFR PACC mutations Effective Dose 80 mg (n=22) CNS Disease at Baseline Confirmed PR Start £ Treatment Ongoing 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 Time on Treatment, weeks • Median follow-up of 32.6 weeks; 75% (6/8) of responders remain on treatment Enozertinib demonstrates early and durable responses in a median 3L EGFR PACC mutant NSCLC patient population Source: Hong et al. ESMO Asia (2025). Note: Data as of August 29, 2025. * CNS disease at baseline includes patients with brain metastases at study entry, including active brain metastases. 34 Effective Dose 80 mg QD (n=22)

1L EGFR PACC NSCLC Preliminary Data

Early Enozertinib Data in 1L EGFR PACC Patients Demonstrated Impressive Antitumor Activity, Including in Patients with CNS Disease at Baseline

1L treatment-naïve, advanced NSCLC with EGFR PACC mutations

Preliminary Response Assessment	80 mg (n=10)
Best ORR,‡ %	**80**
Partial response, n (%)	8 (80)
Stable disease, n (%)	2 (20)
Progressive disease, n (%)	0 (0)
Disease control rate (CR + PR + SD), %	**100**

- Safety profile to date in line with 80 mg dose level in other cohorts



Best % Change in Lesions
in Patients Receiving 80 mg Dose (n=10)
Change From Baseline in Target Lesions, %
40
20
0
-20
-40
-60
-80
-100
* Patients with brain metastases at study entry, including active brain metastases

Early enozertinib data in 1L NSCLC patients with EGFR PACC mutations shows impressive responses, with additional data expected in mid-2026

ORIC

Source: ORIC data on file as of November 18, 2025.

‡ Best ORR presented due to preliminary nature of data, and includes confirmed and pending unconfirmed responses.

36

Early Enozertinib Data in 1L EGFR PACC Patients Demonstrated Strong CNS Antitumor Activity

1L treatment-naïve, advanced NSCLC with EGFR PACC mutations

Preliminary CNS Response	80 mg (n=5) (1)
Best ORR,‡ %	**80**
Complete response, n (%)	1 (20)
Partial response, n (%)	3 (60)
Stable disease, n (%) *	1 (20)
Progressive disease, n (%)	0 (0)
Disease control rate (CR + PR + SD), %	**100**

- 4 patients with measurable CNS disease:
  - 100% intracranial ORR, including 1 complete response
- 1 patient with non-measurable CNS disease:
  - Best response of non-CR / non-PD



Best % Change in CNS Lesions
in Patients Receiving 80 mg Dose (n=5)
Change From Baseline in Target Lesions, %
40
20
0
-20
-40
-60
-80
-100
#
#
#
#
#
CNS non-target disease with non-CR/non-PD*
**
**
**
**
**Patients with measurable CNS disease
Patients with active brain metastases

Early enozertinib data in 1L NSCLC patients with PACC mutations shows impressive CNS antitumor activity (100% ORR in measurable CNS disease), including in patients with active brain metastases, with additional data expected in mid-2026

ORIC

Source: ORIC data on file as of November 18, 2025. (1) Excludes one patient with no post-baseline CNS assessment.
‡ Best ORR (investigator assessed using RECIST) presented due to preliminary nature of data and includes confirmed and pending unconfirmed responses. * CNS non-target disease with best response of non-CR / non-PD.

37

Partial Intracranial and Systemic Responses in a Treatment-Naïve EGFR PACC Mutant NSCLC Patient with Active CNS Disease

Patient: 67-year-old male

PACC Mutation: G719A

Prior Therapy: None

CNS Metastases at Baseline: 1 target lesion (no prior radiation or surgery)

Enozertinib Dose: 80 mg oral, once-daily

Systemic Response: Partial response after Cycle 1 (43% reduction)

CNS Response: Partial response after Cycle 1 (66% reduction); complete response after Cycle 4

Treatment-Related Adverse Events: Grade 1 acneiform rash

Duration of Treatment: Cycle 5 (ongoing at data cutoff)


Baseline
BOR Timepoint
Baseline
BOR Timepoint

Enozertinib demonstrated robust systemic activity and complete intracranial response in a patient with active brain metastasis

ORIC

Source: ORIC data on file as of November 18, 2025.

38

Executive Summary and Next Steps

Enozertinib Phase 1b Data Establishes Potential Best-in-Class Profile in EGFR Exon 20 and PACC Mutated NSCLC

Enozertinib Updated Phase 1b Data Highlights



Previously Treated
2L EGFR Exon 20
ORR
Enozertinib
45%
Benchmark ORR
40%
Median 3L EGFR PACC
ORR
Enozertinib
36%
Benchmark ORR
22%
Treatment-Naïve (1L)
1L EGFR Exon 20 (Preliminary Data)
ORR
Enozertinib
67%
Intracranial ORR
Enozertinib
100%
1L EGFR PACC (Preliminary Data)
ORR
Enozertinib
80%
Intracranial ORR
Enozertinib
100%

Enozertinib data in previously treated patients with EGFR exon 20 and PACC mutations exceed competitor benchmarks; preliminary 1L systemic and intracranial activity establishes potential best-in-class profile

ORIC

Source: John et al. ESMO Asia (2025), Hong et al. ESMO Asia (2025), and ORIC data on file. Benchmark ORR: Piotrowska et al. J Clin Oncol (2025) and Udagawa et al. WCLC (2025).

Note: All data in previously treated patients represent confirmed ORR. All data in 1L patients represent best ORR, due to preliminary nature of data. 1L EGFR exon 20 intracranial ORR data in all patients with measurable CNS disease by BICR-RANO and 1L EGFR PACC intracranial ORR data in all patients with measurable CNS disease by investigator assessment using RECIST.

40

Enozertinib Establishes Potential Best-in-Class Profile in EGFR-Mutated NSCLC

- **Systemic activity in 2L EGFR exon 20 and pretreated EGFR PACC exceeds competitor benchmarks**
- **Highly competitive preliminary 1L systemic activity, with 67% ORR in EGFR exon 20 and 80% ORR in EGFR PACC**
- **Convincing 1L CNS activity, with 100% intracranial ORR in EGFR exon 20 and 100% intracranial ORR in EGFR PACC, including in patients with active brain metastases**
- **Competitive safety profile, with no significant off-target toxicity and manageable on-target toxicity, resulting in low rate of discontinuations**
- **80 mg once-daily selected as recommended dose for potential Phase 3 development**
- **Enrollment and follow-up continues in 1L EGFR exon 20 and 1L EGFR PACC with next update expected mid-2026, ahead of potential initiation of Phase 3 trial(s) (1)**

ORIC

Source: John et al. ESMO Asia (2025), Hong et al. ESMO Asia (2025), and ORIC data on file.
(1) Enrollment in HER2 exon 20 has been completed with no further development planned in this patient population.

41

ORIC Pharmaceuticals: Dedicated to **O**vercoming **R**esistance **I**n **C**ancer

Validated Targets in High Unmet Need Populations

- Potential best-in-class PRC2 inhibitor for prostate cancer
- Potential best-in-class TKI for NSCLC with EGFR exon 20 and EGFR PACC mutations

Late-Stage Clinical Pipeline

- ORIC-944 and enozertinib are both rapidly advancing towards potential Phase 3 initiations in 2026

Experienced Management Team

- Heritage of discovering, developing, and commercializing oncology therapies at Ignyta, Medivation, Aragon, Pharmacyclics, Deciphera, and Genentech

Strong Financial Position

- Cash and investments of $413 million expected to fund company into 2H 2028 (1)
- Funding through primary endpoint readouts from first Phase 3 trials for ORIC-944 and enozertinib

Anticipated Data Milestones

- ORIC-944 for mCRPC:
  - ✓ 1H25: Combination dose exploration with AR inhibitor(s)
  - ✓ 2H25: Updated combination data with AR inhibitors(s)
  - — 1Q26: Combination dose optimization with AR inhibitor(s)
- Enozertinib for NSCLC:
  - ✓ Dec 2025: 1L EGFR exon 20, 2L EGFR exon 20, 2L+ EGFR atypical, and 2L+ HER2 exon 20
  - — Mid-2026: 1L EGFR PACC and 1L EGFR exon 20 combination with SC amivantamab

Two potential best-in-class programs with initiation of registrational trials expected in 2026;
Cash runway into 2H 2028, beyond Phase 3 data readouts from both programs

ORIC

(1) Represents cash and investments of approximately $413 million as of September 30, 2025.

42

Thank You